EXHIBIT 99.1

NextTrip’s JOURNY Unveils First Originals Slate as Global Rebrand Expands

Original Programming Anchors JOURNY.tv’s Expansion Across FAST and VOD Platforms, Powered by Interactive Commerce Technology

Santa Fe, NM – October 13, 2025 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a technology-forward travel company redefining how people discover, plan, and book travel, today announced the first wave of JOURNY Originals, a slate of six premium series as part of JOURNY’s 21-title Originals lineup. This milestone coincides with the launch of JOURNY’s new Video-on-Demand (“VOD”) platform and builds on the channel’s strong global broadcast presence, further solidifying JOURNY as the destination for authentic, cinematic travel storytelling across both linear and on-demand platforms.

Since acquiring JOURNY in April 2025, NextTrip has rebranded the channel, expanded investment in content and technology, and laid the foundation for global growth. JOURNY reaches more than 17 million viewers monthly, and viewer expansion programs are underway across major free ad-supported streaming television (“FAST”) and broadcast platforms, including upcoming expansions into Southeast Asia through a distribution partnership with KC Global Media set to launch in late 2025. With Originals, JOURNY evolves from curator to creator, developing long-term IP with international distribution potential and globally recognized talent.

The First Six JOURNY Originals (Premiere 2026)

Borderless Table – Hosted by Lauren Camilleri, internationally recognized from the breakout hit Paradise Kitchen Bali (HBO, Disney, ABC, Tastemade), this series explores the Caribbean’s people and traditions through food, connection, and storytelling. “Food is just the beginning. Every table reveals the heart of a culture and the stories that connect us all,” said Camilleri.

Origins of Dance – Emmy Award-winning performer Kid David (David Shreibman) takes audiences into the roots of the world’s most iconic dance styles, from ballet’s Renaissance origins to breaking’s rise in New York. “Every dance has an origin story. It’s a global language that unites us,” said Shreibman.

Beyond the Known – Brazilian host Marilia Moreno embarks on a global wellness journey, uncovering inspiring stories of those who redefine balance, healing, and purpose. “This is travel with purpose. I wanted to go beyond the surface and share stories that inspire us to rethink how we live,” said Moreno.

Eco Luxe – British-Nigerian model and media personality Adeola Ariyo redefines high-end travel with an eco-conscious twist, showcasing glamorous destinations that prioritize sustainability. “Travel can be glamorous and conscious. Eco Luxe shows how we can indulge while protecting the planet,” said Ariyo.

TIDE – Celebrity chef Ben Robinson (Below Deck, Bravo; Food Network) takes audiences on a cruise unlike any other, where every port inspires a new pop-up dining experience on board. “Every harbor has a flavor. We’re not just cooking meals, we’re telling the story of each destination,” said Robinson.

Whipped – Professional skateboarder, DJ, and cook Yann Horowitz dives into Asia’s culinary landscapes and nightlife scenes, cooking with local chefs and immersing in culture. “Cooking with local chefs and then skating through the streets, it’s about living culture, not just tasting it,” said Horowitz.

Executive Commentary

“Announcing our first Originals slate is a defining moment for JOURNY,” said Stephen Friedman, Head of Channel, JOURNY. “The JOURNY rebrand has already energized audiences and partners, and with these series we are delivering cinematic travel content with diverse voices and global perspectives. As we expand later this year into Southeast Asia through our KC Global Media partnership, JOURNY is poised to become a truly international travel brand.”

“From Lauren Camilleri’s global breakout with Paradise Kitchen to Emmy-winner Kid David’s cultural journey through dance, our Originals slate brings together extraordinary hosts and stories that resonate worldwide,” added Aniko M-Baillie, Head of Originals, JOURNY. “These series are designed to inspire audiences, excite partners, and create long-term value across all platforms, establishing JOURNY as a hub for premium travel storytelling.”

Ian Sharpe, COO Media at NextTrip, commented, “JOURNY’s rapid evolution since joining the NextTrip family underscores our commitment to defining the intersection of media and travel. With new platforms, Originals, and international distribution through KC Global Media, JOURNY is not only growing viewership but also creating powerful pathways that lead directly into our travel ecosystem. This strategy connects inspiration to bookings, delivering measurable value to both consumers and stakeholders.”

By linking JOURNY’s Originals to TravelMagazine.com and NextTrip’s proprietary booking technology, the Company continues to execute on its “content-to-commerce” strategy, building a vertically integrated ecosystem that transforms inspiration into high-value travel bookings. This expansion is expected to deepen engagement, broaden international distribution, and deliver sustained growth for viewers, advertisers, and investors alike.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is redefining travel at the intersection of media and technology through a vertically integrated ecosystem that combines immersive content, smart booking tools, and premium services to inspire travelers first and seamlessly convert that inspiration into bookings. Powered by its proprietary NXT2.0 engine, NextTrip offers solutions across luxury hotels, cruises, group travel, and vacation packages, anchored by Five Star Alliance, featuring 5,000+ of the world’s finest properties, and TA Pipeline, a leading group travel and agent booking platform for Mexico and the Caribbean. At the top of the funnel, JOURNY reaches millions of consumers through streaming platforms, delivering travel inspiration and discovery, while Travel Magazine serves as a powerful mid-funnel anchor, deepening engagement through editorial content and guiding audiences toward high-value bookings, together creating a unique “content-to-commerce” model that drives transactions for travelers and measurable results for industry partners. NextTrip’s proposition, Watch. Scan. Book. Go., captures its mission to transform inspiration into action. For more information, visit www.nexttrip.com.

Forward-Looking Statement Disclaimer

This announcement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. For example, statements regarding the Company’s financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about future activities are all forward-looking statements. These statements are generally accompanied by words such as “intend,” anticipate,” “believe,” “estimate,” “potential(ly),” “continue,” “forecast,” “predict,” “plan,” “may,” “will,” “could,” “would,” “should,” “expect” or the negative of such terms or other comparable terminology.

The Company believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, based on information available to it on the date hereof, but the Company cannot provide assurances that these assumptions and expectations will prove to have been correct or that the Company will take any action that the Company may presently be planning. However, these forward-looking statements are inherently subject to known and unknown risks and uncertainties. Actual results or experience may differ materially from those expected or anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies, available cash resources, competition from other similar businesses, and market and general economic factors.

Readers are urged to read the risk factors set forth in the Company’s filings with the United States Securities and Exchange Commission at https://www.sec.gov. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

NextTrip, Inc

Richard Marshall

Director of Corporate Development

Richard.Marshall@nextTrip.com

MZ Group - MZ North America

Chris Tyson
Executive Vice President
949-491-8235
NTRP@mzgroup.us
www.mzgroup.us

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